Exhibit 10(a)
FOURTH OMNIBUS AMENDMENT
          THIS FOURTH OMNIBUS AMENDMENT (this “Amendment”), dated as of August 13, 2007, is entered into by and among PULTE FUNDING, INC., as the borrower (the “Borrower”) and as the buyer (the “Buyer”), PULTE MORTGAGE LLC (“Pulte Mortgage”), as a seller (the “Seller”) and the servicer (the “Servicer”), ATLANTIC ASSET SECURITIZATION LLC, as an issuer (“Atlantic”), LA FAYETTE ASSET SECURITIZATION LLC, as an issuer (“La Fayette”), CALYON NEW YORK BRANCH, as a bank (“Calyon New York”), as a managing agent and as the administrative agent (the “Administrative Agent”), LLOYDS TSB BANK PLC, as a bank (“Lloyds”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a bank and as a managing agent (“JPMC”), JS SILOED TRUST (“JUSI Trust”), successor in interest to JUPITER SECURITIZATION COMPANY LLC (formerly known as Jupiter Securitization Corporation) (“Jupiter”), as an issuer, and LASALLE BANK NATIONAL ASSOCIATION, as the collateral agent (“LaSalle”). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).
RECITALS
          WHEREAS, the Borrower, Atlantic, La Fayette, Jupiter, Calyon New York, as a bank, a managing agent and as Administrative Agent, JPMC, as a bank and as a managing agent, Lloyds, as a bank, and the Servicer entered into that certain Second Amended and Restated Loan Agreement, dated as of August 19, 2005, as amended, modified or supplemented to date (the “Loan Agreement”);
          WHEREAS, the Borrower, the Administrative Agent and LaSalle entered into that certain Second Amended and Restated Collateral Agency Agreement, dated as of August 19, 2005, as amended, modified or supplemented to date (the “Collateral Agency Agreement”);
          WHEREAS, the Seller and the Buyer entered into that certain Master Repurchase Agreement, dated as of December 22, 2000, as supplemented by the Second Amended and Restated Addendum to Master Repurchase Agreement, dated as of August 19, 2005, between the Seller and the Buyer, as amended, modified or supplemented to date (the “Repurchase Agreement”);
          WHEREAS, certain parties hereto entered into the Transaction Documents (as defined in the Loan Agreement) (the Loan Agreement, Collateral Agency Agreement, the Repurchase Agreement and the Transaction Documents collectively, the “Operative Documents”);
          WHEREAS, Jupiter has assigned its right, title and interest under the Operative Documents to JUSI Trust pursuant to that certain Assignment and Acceptance Agreement by and between Jupiter as assignor and JUSI Trust as assignee, dated as of the date even herewith; and

          WHEREAS, the parties hereby desire and consent to amend the Operative Documents as provided in this Amendment.
          NOW, THEREFORE, the parties agree as follows:
     Section 1. Amendments to the Loan Agreement.
          (a) All references to “Jupiter Securitization Company LLC, a Delaware limited liability company” are hereby replaced with “JS Siloed Trust, a Delaware statutory trust” and all references to “Jupiter” are hereby replaced with “JUSI Trust”.
          (b) The definition of “Commercial Paper Notes” in Section 1.1 of the Loan Agreement is hereby amended by adding after the word “Issuers” in the second line of such definition the following: “, or in the case of JUSI Trust, by Jupiter Securitization Company LLC”.
          (c) The definition of “Commercial Paper Rate” in Section 1.1 of the Loan Agreement is hereby amended by deleting clause (b)(i) in its entirety and replacing it with the following:
(b)(i) the rate (or, if more than one rate, the weighted average of the rates) at which Commercial Paper Notes having a term equal to such Interest Period (or portion thereof) may be sold by any placement agent or commercial paper dealer selected by Jupiter Securitization Company LLC, as agreed between each such agent or dealer and Jupiter Securitization Company LLC, provided, however, that if the rate (or rates) as agreed between any such agent or dealer and Jupiter Securitization Company LLC is a discount rate (or rates), the “Commercial Paper Rate” for such Interest Period (or portion thereof) shall be the rate (or if more than one rate, the weighted average of the rates) resulting from Jupiter Securitization Company LLC’s converting such discount rate (or rates) to an interest-bearing equivalent rate per annum, plus
          (d) The definition of “Drawdown Termination Date” in Section 1.1 of the Loan Agreement is hereby amended by deleting the words “August 13, 2007” in clause (a) therein and replacing them with “September 12, 2007”.
          (e) The definition of “Liquidity Agreement” in Section 1.1 of the Loan Agreement is hereby amended by adding the following to the end of such definition: “or in the case of JUSI Trust, those of Jupiter Securitization Company LLC”.
          (f) Section 2.3(b)(i) of the Loan Agreement is hereby amended by adding the following to the end of such provision: “or in the case of JUSI Trust, by Jupiter Securitization Company LLC”.
          (g) Section 6.1 of the Loan Agreement is hereby amended by deleting from clauses (d) and (e) the words “the president or chief financial officer” and by deleting from clause (j) the words “the chief financial officer” and replacing them in each instance with the following: “a Financial Officer”.

2

          (h) Section 13.14 of the Loan Agreement is hereby amended by adding the following after the word “Issuers” in the fifth line of such section: “or in the case of JUSI Trust, by Jupiter Securitization Company LLC”.
          (i) Section 13.15 of the Loan Agreement is hereby amended by adding the following after the word “Issuers” in the second full line of clause (f), after the word “commercial paper” in the third full line of clause (f) and after the word “Issuers” in the second full line of clause (g): “or in the case of JUSI Trust, of Jupiter Securitization Company LLC”.
          (j) Section 13.19(a) of the Loan Agreement is hereby amended by adding the following after the words “each Issuer” in subclause (ii) of such section: “or in the case of JUSI Trust, Jupiter Securitization Company LLC”.
          (k) Section 13.21 of the Loan Agreement is hereby amended by adding the following to the end of the first sentence of such section: “or in the case of JUSI Trust, those of Jupiter Securitization Company LLC”.
     Section 2. Amendments to the Collateral Agency Agreement.
          (a) All references to “Jupiter Securitization Company LLC, a Delaware limited liability company” are hereby replaced with “JS Siloed Trust, a Delaware statutory trust” and all references to “Jupiter” are hereby replaced with “JUSI Trust”.
          (b) Section 6.11 of the Collateral Agency Agreement is hereby amended by adding after the word “Issuers” in the final line of such section, “, or in the case of JUSI Trust, Jupiter Securitization Company LLC”.
          (c) The definition of “Commercial Paper Notes” in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by adding after the word “Issuers” in the second line of such definition the following: “, or in the case of JUSI Trust, Jupiter Securitization Company LLC”.
          (d) The definition of “Drawdown Termination Date” in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting the words “August 13, 2007” in clause (a) therein and replacing them with “September 12, 2007”.
     Section 3. Amendments to the Repurchase Agreement.
          (a) All references to “Jupiter Securitization Company LLC, a Delaware limited liability company” are hereby replaced with “JS Siloed Trust, a Delaware statutory trust” and all references to “Jupiter” are hereby replaced with “JUSI Trust”.
          (b) The definition of “Facility Termination Date” in Section 1.01 of the Repurchase Agreement is hereby amended by deleting the words “August 13, 2007” in clause (a) therein and replacing them with “September 12, 2007”.

3

     Section 4. Operative Documents in Full Force and Effect as Amended.
          Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.
     Section 5. Miscellaneous.
          (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall not constitute a novation of any Operative Document but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein.
          (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
          (c) This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.
          (d) This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed in accordance with, the laws of the state of New York (without giving effect to the conflict of laws principles thereof, other than Section 5-1401 of the New York General Obligations Law, which shall apply hereto).

4

          IN WITNESS WHEREOF, the parties have agreed to and caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PULTE FUNDING, INC., as the Borrower and the Buyer
By:	/s/ David M. Bruining
	Name:	David M. Bruining
	Title:	VP/CFO

PULTE MORTGAGE LLC, as the Servicer and the Seller
By:	/s/ John D’Agostino
	Name:	John D’Agostino
	Title:	VP/Treasurer

CALYON NEW YORK BRANCH, as a Bank, as a Managing Agent and as the Administrative Agent
By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

By:	/s/ Richard McBride
	Name:	Richard McBride
	Title:	Director

ATLANTIC ASSET SECURITIZATION LLC, as an Issuer By: Calyon New York Branch, as Attorney-In-Fact
By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

By:	/s/ Richard McBride
	Name:	Richard McBride
	Title:	Director

LA FAYETTE ASSET SECURITIZATION LLC, as an Issuer By: Calyon New York Branch, as Attorney-In-Fact
By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

By:	/s/ Richard McBride
	Name:	Richard McBride
	Title:	Director

LLOYDS TSB BANK PLC, as a Bank
By:	/s/ Michelle White
	Name:	Michelle White
	Title:	Associate Director W154

By:	/s/ Daniela Chun
	Name:	Daniela Chun
	Title:	Associate Director C031

LASALLE BANK NATIONAL ASSOCIATION, as the Collateral Agent
By:	/s/ Gerald T. Sajdak
	Name:	Gerald T. Sajdak
	Title:	Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Bank and as a Managing Agent
By:	/s/ Jill T. Lane
	Name:	Jill T. Lane
	Title:	Vice President

JS SIOLED TRUST, as an Issuer By: JPMorgan Chase Bank, N.A., Administrative Trustee
By:	/s/ Jill T. Lane
	Name:	Jill T. Lane
	Title:	Vice President

Agreed to and acknowledged by JUPITER SECURITIZATION COMPANY LLC, By: JPMorgan Chase Bank, N.A., its Attorney-in-Fact
By:	/s/ Jill T. Lane
	Name:	Jill T. Lane
	Title:	Vice President